Exhibit 99.2

Corporate Presentation April 2025 NASDAQ: NMTC

NeuroOne
NASDAQ: NMTC

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Except for statements of historical fact, any information contained in this presentation may be a forward–looking statement that reflects NeuroOne's current views about future events. In some cases, you can identify forward–looking statements by the words "may," "might," "will," "could," "would," "should," "expect," "intend," "plan," "upcoming," "target," "objective," "anticipate," "believe," "estimate," "predict," "project," "potential," "target," "seek," "contemplate," "continue" and "ongoing," or the negative of these terms, or other comparable terminology. Forward–looking statements may include statements regarding the fiscal 2025 guidance, the potential receipt of approval of and the receipt of any revenue related to facial pain ablation, additional potential strategic partnerships, development of the Company's ablation electrode technology program, applications for, or receipt of, regulatory clearance, the timing and extent of product launch and commercialization of our technology, expected milestone payments, clinical and pre-clinical testing, what the future may hold for electrical stimulation and NeuroOne's potential role, business strategy, market size, potential growth opportunities, future operations, future efficiencies, and other financial and operating information. Our actual future results may be materially different from what we expect due to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements, including risks that the partnership with Zimmer Biomet may not facilitate the commercialization or market acceptance of our technology; risks that our sEEG electrodes may not be ready for commercialization in a timely manner or at all, whether due to supply chain disruptions or otherwise; risks that our technology will not perform as expected based on results of our pre-clinical and clinical trials; risks related to uncertainties associated with the Company's capital requirements to achieve its business objectives and ability to raise additional funds; the risk that we may not be able to secure or retain coverage or adequate reimbursement for our technology; uncertainties inherent in the development process of our technology; risks related to changes in regulatory requirements or decisions of regulatory authorities; that we may not have accurately estimated the size and growth potential of the markets for our technology; risks related to clinical trial patient enrollment and the results of clinical trials; that we may be unable to protect our intellectual property rights; and other risks, uncertainties and assumptions, including those described under the heading "Risk Factors" in our filings with the Securities and Exchange Commission. These forward–looking statements speak only as of the date of this presentation and NeuroOne undertakes no obligation to revise or update any forward–looking statements for any reason, even if new information becomes available in the future.

This presentation also contains estimates and other statistical data made by independent parties and by us relating to market share and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates.

The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

Caution: Federal law restricts this device to sale by or on the order of a physician.

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3 NeuroOne is a medical technology company that is transforming the diagnosis and treatment of neurological disorders FDA - Cleared 3 FDA 510(k) cleared products for use in the brain, with the only FDA cleared product that uses the same sEEG electrode for both diagnostic and therapeutic applications. 510(k) submission for the OneRF ® Trigeminal Nerve Ablation System. Patented Technology Exclusive Partnerships Exclusive partnership with Zimmer Biomet, the global leader in robotic surgical technology, and the Mayo Clinic. Patented and disruptive technology unlocking multi - billion markets in neurology. NASDAQ: NMTC

NeuroOne
NASDAQ: NMTC

NeuroOne's next-generation electrode platform is highly disruptive and differentiated

Since the 1950s, clinicians and researchers have used first generation electrodes for the recording and stimulation of brain tissue.

NeuroOne's multi-purpose electrodes are trying to reduce the number of surgeries, and hospitalizations while potentially improving efficacy.

Thin Film & Flexibility

- Highly flexible design provides new options for surgical placement and potentially smaller borings/incisions
- Lower inflammation compared to bulkier electrodes

Multi-Function Device

- Enables pairing of diagnostic and therapeutic procedures using the same sEEG
- First 510(k) cleared device using the previously implanted sEEG electrode to diagnosis and then create radiofrequency lesions in the brain.

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NeuroOne
NASDAQ: NMTC

Mayo Clinic Partnership

Current Investor

- Mayo Clinic began testing technology in pre-clinical models and clinical research in 2015
- Mayo Clinic leading neurologist, Dr. Worrell, chairs the NeuroOne Scientific Advisory Board
- First commercial human use of Evo® Cortical Electrodes performed at Mayo Clinic in November 2020
- Currently using our drug delivery system in pre-clinical studies

Mayo Clinic Board Representation



Greg Worrell MD, PhD, Chairman of the Scientific Advisory Board
World renowned neurologist at Mayo Clinic. Recognized by the American Epilepsy Society (AES), the American Academy of Neurology (AAN), the American Neurological Association (ANA), and the Citizens United in Research for Epilepsy (CURE) Foundation for his contributions to the field of epilepsy research. Dr. Worrell is a frequent keynote speaker at neurology conferences and has published 90 papers.



Jamie Van Gompel, MD
Neurosurgeon practicing at Mayo Clinic, specializing in epilepsy surgery utilizing minimally invasive techniques. Since 2008, Dr. Van Gompel has authored or co-authored 87 papers on clinical outcome projects centered on neurological conditions. Dr. Van Gompel works collaboratively with colleagues from Mayo Clinic's Epilepsy and Neurophysiology lab, engaging in clinical work relative to brain stimulation as a viable restorative therapy for epilepsy over current treatment methodologies.

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6 Zimmer Biomet Partnership Recently expanded partnership to include distribution rights for NeuroOne’s OneRF ® Ablation System • $3 million licensing fee • Distribution rights in US and select OUS countries • Expected to boost NeuroOne revenue growth and profitability • Zimmer is a worldwide leader in robotic technology used in minimally invasive neurosurgeries • Evo ® electrodes are complementary to Zimmer’s ROSA ONE ® robotic neurosurgery platform • Partnership initiated in 2020: $5.5 million total paid to NeuroOne under initial contract NASDAQ: NMTC

7 Brain Ablation Parkinson’s Epilepsy (Diagnostic Only) Spinal Cord Stimulation (Back Pain) Our electrode platform addresses multi - billion $ and growing market needs¹ $100M $500M+ $1B+ $3B $100M $5B+ $10B+ $1B+ Drug Delivery $0 $10B+ Actual Market Potential Market Size 1. Company data on file NASDAQ: NMTC

8 Technology Platform NASDAQ: NMTC

9 Product Portfolio Application Status Use Case Product Diagnostic Currently marketed by Zimmer Biomet Recording brain activity Placed on surface of brain Evo® Cortical Electrodes Diagnostic Currently marketed by Zimmer Biomet Recording brain activity Placed Deeper Into the Brain Evo® sEEG Electrodes Diagnostic & Therapeutic Currently marketed by Zimmer Biomet Ablating Brain Tissue using sEEGs Dedicated RF console OneRF® Ablation System for Brain Therapeutic In Development (recently submitted to the FDA) Ablating Trigeminal Nerve Tissue using Dedicated TNRF Probe and RF Console OneRF® Ablation System for Facial Pain Diagnostic & Therapeutic In Development Chronic Recording & Stimulation For Peripheral, Spinal & Deep Brain Stim Thin - Film Implantable Electrodes Diagnostic & Therapeutic In Development Recording Brain Activity and Therapeutic Agent Delivery Drug Delivery System NASDAQ: NMTC

10 Summary • Increased signal clarity /reduced noise design • Cortical device thinner & lighter than competitive devices • sEEG - Better tactile feedback during brain tissue insertion • Both product lines are distributed by Zimmer Biomet Thin - Film Evo® sEEG & Cortical Electrodes Applications • Epilepsy surgery for brain mapping • Brain tumor mapping $100M Market Size 1 FDA 510(k) Clearance Use: Diagnostic NASDAQ: NMTC

11 OneRF ® Ablation System for Brain FDA 510(k) Clearance Summary • One procedure for diagnostic and therapeutic expected to save time, money and to improve patient outcomes • Temperature - guided ablation provides additional safety measure • Designed to reduce number of procedures and hospitalizations • Uses well established RF energy to ablate tissue • New ICD - 10 - PCS code for OneRF procedure effective October 1, 2024 Recently expanded Zimmer Biomet Partnership to distribute system Capital Equipment Single - Use RF Procedure sEEG Use: Diagnostic/Therapeutic NASDAQ: NMTC

12 OneRF ® Ablation System for Facial Pain (Trigeminal Neuralgia - TN) FDA 510(k) Submitted Summary • Legacy TN RF ablation has proven clinical efficacy with established reimbursement • OneRF introduces the first multi - contact probe for TN ablation • This enables stimulation and ablation in target anatomy in same cannula/probe insertion • May lead to fewer anesthesia cycles, more efficient procedure and more comfortable procedure for the patient • This probe is paired with modern RF generator custom built to work with these probes Capital Equipment Single Use: RF Accessories Single Use: TNRF Probe & Cannula Use: Therapeutic NASDAQ: NMTC In development, recently filed 510(k) submission with the FDA

13 Spinal Cord Percutaneous Paddle Lead Summary • Percutaneously placed paddle electrodes for spinal cord stimulation • Able to stimulate broadly and precisely target tissue • Successfully completed initial testing for durability and stimulation for 5 - year use for recording and stimulation • Advisory Board of leading anesthesiologists & neurosurgeons • Initiating discussions with potential strategic partners to fund further development and commercialization Current Solutions Most procedures use small percutaneous cylindrical electrodes that have limited stimulation coverage and high battery usage NeuroOne’s Solution Provides greater stimulation coverage with expected reduced battery usage $3B+ Global Market NASDAQ: NMTC

14 sEEG - Based Drug Delivery System Designed to leverage our sEEG platform enabling drug delivery + brain activity recording Pre - Drug Delivery Record Brain Activity with sEEG Electrode(s) Drug Delivery Via Cannula Inserted Through sEEG Electrode(s) Post - Drug Delivery Record Brain Activity with sEEG Electrode(s) Summary • Ability to record brain activity pre - , during, and post - drug delivery • Leverages small diameter and design of our current sEEG products • Open platform - does not require investment in proprietary software, infusion or navigation systems • Status: Currently in development - completed in vivo feasibility testing study and drug absorption testing • Does not require MRI for placement NASDAQ: NMTC

15 Our Management Team Dave Rosa President & Chief Executive Officer Ron McClurg Chief Financial Officer Steve Mertens Chief Technology Officer Mark Christianson Co - Founder, Business Development Director, Medical Sales Liaison Hijaz Haris Vice - President of Marketing Camilo Diaz Botia Director of Electrode Development Scientific Advisory Board Greg Worrell MD PhD, Chairman of the Scientific Advisory Board Bob Gross MD, PhD Jamie Van Gompel MD Justin Williams PhD Greg Esper MD, MBA Kip Ludwig PhD Chris Volker Chief Operating Officer NASDAQ: NMTC Evan Goulet Senior Director of Quality Assurance & Regulatory Affairs

16 Financial Overview • Debt free balance sheet • Decreasing burn rate in FY2025 • FY2025 Guidance: • FY 2025 product revenue of $8.0 - $10.0M (132% - 190% increase vs. FY2024) • FY2025 product gross margin of 47% - 51% • New potential partnerships focused on pain management and drug delivery Highlights & Financial Catalysts Capital Position ($ in millions) $9.4 Cash (as of 4/30/25) $0.0 Debt $3.0 Upfront Licensing Fee Payment $5.8 TTM Revenue (excludes license payment) NASDAQ: NMTC • I ncludes a one - time $3.0 million in license revenue from expanded distribution agreement with Zimmer Biomet • Includes p roduct revenues of $4.66 million (98% increase compared to $2.35 million in fiscal 2024) Fiscal 1H YTD 2025 Revenue Increased to $7.66 Million in Total

17 Upcoming Potential Catalysts • Zimmer Biomet OneRF ® Ablation System full launch • OneRF ® Trigeminal Nerve Ablation System FDA submission completed in April 2025 o Potential revenue in calendar 2025 for facial pain ablation system • Electrode revenue expected to more than double in FY2025 • Non - dilutive licensing agreement for ablation system with Zimmer Biomet • Potential strategic partnerships with NeuroOne’s core technology for ablation and stimulation • Completion of drug delivery system in calendar 2025 • Potential for strategic partnerships with pharma companies NASDAQ: NMTC

18 Key Takeaways Our platform technology of thin film electrode products improve outcomes for patients suffering from neurological disorders The only company with a single device that can perform multiple diagnostic & therapeutic functions such as recording, ablation and stimulation using the same electrode Successfully achieved 510(k) FDA clearance for 3 product families; 510(k) FDA submission for the OneRF ® Trigeminal Nerve Ablation System Targeting multi - billion markets for neurological diseases (i.e. epilepsy, Parkinson's disease), pain management (i.e. back pain) & drug delivery World - class partnerships with the Mayo Clinic and Zimmer Biomet NASDAQ: NMTC

Thank you Dave Rosa Chief Executive Officer NASDAQ: NMTC ir@nmtc1.com